Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income
Net realized gains (losses) on redemptions and sales of silver bullion		$ (45)
Change in unrealized gains (losses) on silver bullion	(527,962)	733,186
	(527,962)	733,141
Expenses
Management fees (note 8)	15,729	7,412
Bullion storage fees	3,566	1,658
Sales tax	1,261	595
Listing and regulatory filing fees	292	184
Unitholder reporting costs	198	142
Administrative fees	145	106
Legal fees	260	82
Custodial fees	9	4
Audit fees	82	114
Trustee fees	4	5
Independent Review Committee fees	12	11
Net foreign exchange gains (losses)	(5)
	21,553	10,313
Net income (loss) and comprehensive income (loss)	$ (549,515)	$ 722,828
Weighted average number of Units	389,573,558	213,070,771
Increase (decrease) in total equity from operations per Unit	$ (1.41)	$ 3.39